                                   QUESTIONS?
                           Call 800-258-9232 or your
                           investment representative.

                          [PACIFIC CAPITAL FUNDS LOGO]

                                   Managed by
                             Pacific Century Trust
                                 a Division of
                                 Bank of Hawaii

                                December 1, 1998

                            ------------------------

                            International Stock Fund
                            ------------------------

                              Class A and Class B
                                 Retail Shares

                   The Securities and Exchange Commission has
                   not approved the shares described in this
                prospectus or determined whether this prospectus
                 is accurate or complete. Anyone who tells you
                        otherwise is committing a crime.

         PACIFIC CAPITAL FUNDS                         TABLE OF CONTENTS

                                                RISK/RETURN SUMMARY AND FUND EXPENSES

                                        logo
Carefully review this                             3  International Stock Fund
important section, which
summarizes each Fund's
investments, risks, past
performance, and fees.

                                                INVESTMENT OBJECTIVES, POLICIES AND RISKS

                                        logo
Review this section for                           6  International Stock Fund
details on each Fund's                            6  Main Risks
investment strategies and
risks.

                                                FUND MANAGEMENT

                                        logo
Review this section for                           9  The Investment Adviser
details on the people and                         9  The Sub-Adviser
organizations who oversee                         9  Portfolio Managers
the Funds.                                        9  The Distributor and Administrator

                                                SHAREHOLDER INFORMATION

                                        logo
Review this section for                          10  Pricing of Fund Shares
details on how shares are                        11  Purchasing and Adding to Your Shares
valued, how to purchase,                         14  Selling Your Shares
sell and exchange shares,                        17  Distribution Arrangements/Sales Charges
related charges, and                             22  Exchanging Your Shares
payments of dividends and                        23  Dividends, Distributions and Taxes
distributions.

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            RISK/RETURN SUMMARY AND FUND EXPENSES     INTERNATIONAL STOCK
            FUND


                            RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE              - Long term capital appreciation

    PRINCIPAL                         The Fund invests primarily in common and preferred stocks of
    INVESTMENT STRATEGIES             foreign companies and securities that are convertible into common stocks. The Fund may invest in these securities
                                      directly, or indirectly through other investment companies or trusts. The Fund does not limit its investments to any
                                      particular type or size of company or to any region of the world. The Fund focuses on companies whose earnings the Sub
                                      Adviser expects to grow or whose share price it believes is undervalued.

    PRINCIPAL                         Because the value of the Fund's investments will fluctuate
    INVESTMENT RISKS                  with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the
                                      Fund, or the Fund could underperform other investments.
                                      The values of the Fund's investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices of smaller and newer companies fluctuate more than larger more established companies. In addition, the performance of foreign
                                      securities depends on different political and economic
                                      environments and other overall economic conditions in the
                                      countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed
                                      markets. The values of the Fund's convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

    WHO MAY                           Consider investing in the Fund if you:
    WANT TO INVEST?                   - want potential capital appreciation and are willing to
                                        accept the higher risks associated with investing in
                                        foreign stocks
                                      - are investing for long-term goals
                                      - want professional portfolio management
                                      This Fund is not appropriate for anyone seeking:
                                      - safety of principal
                                      - a short term investment
                                      - regular income
                                      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                      Corporation or any other government agency.

  RISK/RETURN SUMMARY AND FUND EXPENSES          INTERNATIONAL STOCK FUND


                                            FEES AND EXPENSES

                                                SHAREHOLDER TRANSACTION EXPENSES
                                                (EXPENSES PAID BY YOU DIRECTLY)     A SHARES   B SHARES

                                                Maximum sales charge (load) on
                                                purchases (as a % of offering
                                                price)                              5.25%(1,4)   None(4)
                                                Maximum deferred sales charge
                                                (load)                              None(2)    5.00%(3)

                                                ANNUAL FUND OPERATING EXPENSES
                                                (FEES PAID FROM FUND ASSETS)        A SHARES   B SHARES

                                                Management fee(*)                     1.10%     1.10%
                                                Distribution (12b-1) fee              0.75%(*)  1.00%
                                                Other expenses(*)                     0.97%     0.97%
                                                Total Fund operating expenses(*)      2.82%     3.07%

                                     * The Adviser is currently limiting the
                                     Management fee to 1.00%, the Distributor is limiting the 12b-1 fee for Class A shares to 0.25% and the Administrator is waiving a portion of the Administration fee so that Other expenses are expected to be 0.93%. TOTAL FUND OPERATING EXPENSES AFTER THESE FEE WAIVERS ARE EXPECTED TO BE 2.18% AND 2.93% FOR CLASS A AND B SHARES, RESPECTIVELY. In addition, the Adviser has agreed to limit expenses so that Total Fund operating expenses will not exceed 2.22% and 2.97% for A and B shares, respectively. These expense limitations may be revised or canceled at any time.
   As an investor in the
   International Stock Fund,
   you will pay the following
   fees and expenses.
   Shareholder transaction
   fees are paid from your
   account. Annual Fund
   operating expenses are
   paid out of Fund assets,
   and are reflected in the
   share price. If you
   purchase shares through a
   broker or other investment
   representative, including
   an affiliate of Pacific
   Century, they may charge
   you an account-level fee
   for additional services
   provided to you in
   connection with your
   investment in the Fund.

   CONTINGENT DEFERRED
   SALES CHARGE

   Class B shares impose a
   back end sales charge
   (load) if you sell your
   shares before a certain
   period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge ("CDSC").

   (1) Lower sales charges are available depending upon the amount invested.

   (2) For investments of $1 million or more, a Contingent Deferred Sales Charge is applicable to redemptions within one year of purchase.

   (3) A Contingent Deferred Sales Charge applies to your redemption of Class B shares before the sixth anniversary of your purchase, declining from 5% within the first year to 0% after the sixth year.

   (4) Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 fees.

   RISK/RETURN SUMMARY AND FUND EXPENSES         INTERNATIONAL STOCK FUND


                                            EXPENSE EXAMPLE

                                                                                                     1        3
                                                                                                  YEAR    YEARS

                                                CLASS A SHARES                                    $795   $1,353
                                                CLASS B SHARES
                                                  Assuming redemption                             $810   $1,248
                                                  Assuming no redemption                          $310   $  948

                                     After approximately eight years, Class B shares will automatically convert to Class A shares.
   Use this table to compare
   fees and expenses of the Fund
   with those of other funds. It
   illustrates the amount of
   fees and expenses you would
   pay assuming the following:

     - $10,000 investment in the
       Fund
     - 5% annual return
     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   PERFORMANCE INFORMATION

   This is a new Fund for which
   performance information is
   not yet available.

 logo
            INVESTMENT OBJECTIVES, POLICIES AND RISKS


   INTERNATIONAL STOCK FUND

   The International Stock Fund seeks to make your investment grow over the long term.

   Normally, the Fund invests at least 65% of its total assets in common stocks, common stock equivalents (such as preferred or debt securities convertible into common stock), and preferred stocks of foreign companies. The Fund invests in these securities directly, or indirectly through other investment companies or trusts that invest the majority of their assets in foreign companies.

   The Fund does not limit its investments to any particular country or type or size of company. It may invest in companies, large or small, whose earnings its investment adviser believe have a relatively strong growth trend, or in companies that it does not anticipate to grow but whose market value per share it believes is undervalued. In selecting and maintaining a portfolio of investments in any country, the Fund's investment adviser considers the investment instruments traded in the country's stock markets and the upside potential of such markets (including the economic, political and social factors affecting each country and the prospects for improvements in these factors in the short, medium and long term). The Fund does not give important consideration to current income from dividends and interest in selecting portfolio securities.

   The Fund may invest to a lesser degree in investment grade debt securities and other instruments if Pacific Century or its Sub-Adviser believes they would help achieve the Fund's objective. The Fund may also invest up to 35% of its total assets in any combination of equity, investment grade debt and convertible securities of issuers located in the United States, and can use futures contracts, options and other investment techniques for the purpose of cash flow management and/or risk reduction.
   selecting preferred stocks, bonds and convertible securities, it also considers companies' strong earnings and credit records and their ability to provide current income.

   MAIN RISKS
   The value of your investment in the Fund will go up and down, which means that you could lose money. You should consider an investment in the Fund as a long-term investment.

   STOCKS. The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions, and stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term high-grade fixed income securities.

   SMALL COMPANIES. Securities of smaller and newer companies may present greater opportunities than larger and more established companies for capital appreciation because of high potential earnings growth. But they also may involve greater risk. Such companies may have limited product lines, markets or financial resources, or may depend on a small group of key managers. Their securities may trade less frequently or in limited volume, or only in the over-the-counter market or on a regional stock exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

   FOREIGN SECURITIES. Investments in foreign securities involve risks that are not typically associated with domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted or payable in currencies other than the U.S. dollar. Less information may be publicly available

   INVESTMENT OBJECTIVES, POLICIES AND RISKS


   about foreign issuers. They also are not generally subject to the same accounting, auditing and financial reporting standards as domestic issuers. Foreign stock markets have different clearance and settlement procedures, and higher brokerage commissions and transaction costs, than U.S. markets. In addition, foreign exchanges, brokers and issuers generally are not supervised or regulated as closely as in the United States. Furthermore, foreign income tax laws may require withholding of interest, gains or dividends. Certain other adverse developments could also occur, such as expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments and the ability to enforce contracts.

   EMERGING MARKETS. The securities markets of developing countries involve greater risks than more developed markets. These securities markets are not as large as U.S. markets, have substantially less trading volume, and have a high concentration of investors and financial intermediaries, resulting in a lack of liquidity and high price volatility.

   Substantial economic uncertainties exist for developing countries. They may have overburdened infrastructures and obsolete financial systems as well as environmental problems. Certain economies depend on exports of primary commodities and are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, the governments of many such countries have a heavy role in regulating and supervising their economies, and their economies are heavily export oriented and dependent on international trade. Certain developing countries are large debtors to commercial banks and foreign governments. Some have experienced substantial and volatile rates of inflation and currency devaluations.

   Substantial social and political uncertainties also exist for many developing countries. These may result from factors such as authoritarian governments; popular unrest associated with demands for improved political, economic and social conditions; internal insurgencies and hostile relationships with neighboring countries. This instability could impair the financial conditions of issuers or disrupt their financial markets.

   A number of Asian countries are currently experiencing economic difficulties and significant declines in values in their financial markets as a result of the convergence of a number of these social, political and economic factors. The unsettled condition of several Asian financial markets has also affected emerging markets in other countries and regions. These conditions could continue or deteriorate further in the future.

   A variety of other factors may also adversely impact the Funds' investments in countries with emerging securities markets. These include matters such as archaic legal systems; inflation accounting rules that indirectly generate losses or profits; less developed systems for registration, transfer and custody of securities; restrictions on foreign investments in capital markets; limitations on the manner in which the Funds may invest in securities; and limitations on repatriation of income, capital, or the proceeds of sales of securities.

   CONVERTIBLE SECURITIES. The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. Convertible securities are usually subordinated in right of payment to nonconvertible debt securities of the same issuer, but are senior to common stocks in an issuer's capital structure. Their prices tend to be influenced by changes in interest rates (in the same manner as described below for debt securities) as well as changes in the market value of the common stock into which they can be converted.

   INVESTMENT OBJECTIVES, POLICIES AND RISKS


   DEBT SECURITIES. The values of the debt securities held by the Fund fluctuate in response to movements in interest rates. When rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, the issuers of any of the debt securities held by the Fund may fail to pay interest or principal when due.

   The Fund generally will only acquire bonds that are rated investment grade at the time of purchase, which means they are rated in one of the top four categories by a nationally recognized statistical rating organization, or unrated obligations that Pacific Century or its Sub-Adviser determines are comparable. However, obligations with the lowest of these ratings have some speculative characteristics, and changes in economic conditions are more likely to lead to the issuer's weakened capacity to make principal and interest payments than higher rated securities. If the rating of a security decreases after the Fund buys it, or it is no longer rated, Pacific Century or its Sub-Adviser will decide whether the Fund should continue to hold the security.

   The International Stock Fund may invest up to 10% of its net assets in securities rated below investment grade or of comparable quality, commonly referred to as "junk bonds" or "high yield/high risk securities." These investments are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal as required, and generally are less liquid and have greater price volatility than higher rated securities. The Fund may not purchase debt securities that are in default, except that it can invest up to 5% of its total assets in sovereign (government) debt that is in default.

   YEAR 2000 AND THE PACIFIC CAPITAL FUNDS. Like other funds and business organizations around the world, the Fund could be adversely affected if the computer systems used by Pacific Century and the Fund's other service providers do not properly process date-related information for the year 2000 and beyond. The Fund understands that key service providers are taking steps to address this issue. In addition, the problem may adversely affect the companies and other issuers in which the Fund invests. For example, they may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Management of the Fund and Pacific Century will continue to monitor developments relating to this issue.

   The most recent information about the Fund's portfolio holdings can be found in its annual or semi-annual report. For information about receiving this report, see the back cover.

 logo
            FUND MANAGEMENT


   THE INVESTMENT ADVISER

   Pacific Century Trust, ("Pacific Century"), 111 S. King Street, Honolulu, Hawaii 96813, a division of Bank of Hawaii, is the adviser for the Fund. Pacific Century has managed the financial assets of corporations and institutional investors for more than a century. Pacific Century, formerly known as Hawaiian Trust Company, is among the top 50 trust firms in the United States based on assets under management and oversees more than $14 billion in client assets. The Pacific Century investment management team -- including portfolio managers, financial analysts and economists -- is responsible for over $8 billion of these assets.

   THE SUB-ADVISER

   Nicholas-Applegate Capital Management, 600 W. Broadway, San Diego, California 92101, is the Sub-Adviser to the International Stock Fund and provides investment advisory services with respect to the management of the Fund's portfolio. Its fees are paid by Pacific Century.

   PORTFOLIO MANAGERS

   Management of the Fund is coordinated by Pacific Century's investment unit, which is staffed with more than 40 people, including seven Chartered Financial Analysts and nine M.B.A.'s. All investment decisions of Pacific Century with respect to the Fund are made by a committee.

   INTERNATIONAL STOCK FUND. A team headed by Catherine Somhegyi, Larry Speidell Loretta Morris, Alexander Muromcew, Melisa Grigolite and John Tribolet is responsible for the day-to-day management of the Fund. Ms. Somhegyi, a Partner of Nicholas-Applegate Capital Management, is its Chief Investment Officer for Global Equity Management and has managed assets for clients of the firm since 1987. Mr. Speidell, a Partner of Nicholas-Applegate Capital Management, has been Director of Global/Systematic Portfolio Management and Research since 1994; he has 23 years prior investment management experience with Batterymarch Financial Management and Putnam Management Company. Ms. Morris, a Partner of Nicholas-Applegate Capital Management, focuses on the management of international and global portfolios. She has managed assets for clients of the firm since 1990 and has 18 years investment experience. Mr. Muromcew is a Portfolio Manager on the Global/Systematic International team. Prior to joining Nicholas-Applegate in 1996, Mr. Muromcew was an analyst with Teton Partners, L.P., Emerging Markets Investors Corp. and Jardine Fleming Securities. He has eight years of investment experience. Ms. Grigolite is a Portfolio Manager responsible for international and global portfolio management and research. She joined the firm in 1991 and has seven years investment experience. Mr. Tribolet is a Portfolio Manager responsible for portfolio management and research for international portfolios. Mr. Tribolet joined the firm in 1997 and has four years prior investment banking experience with Paine Webber and Kemper Securities. He has six years of investment experience.

   THE DISTRIBUTOR AND ADMINISTRATOR

   BISYS Fund Services ("BISYS") is the Fund's distributor and BISYS Fund Services Ohio, Inc. is the Fund's administrator. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219.

 logo
            SHAREHOLDER INFORMATION


   PRICING OF FUND SHARES

   ---------------------------
   HOW NAV IS CALCULATED

   NAV is calculated by adding
   the total value of the
   Fund's investments and
   other assets attributable
   to Class A or B shares,
   subtracting its liabilities
   attributable to Class A or
   B shares, and then dividing
   that figure by the number
   of outstanding Class A or B
   shares of the Fund:

              NAV =
   Total Assets - Liabilities
    --------------------------
        Number of Shares
           Outstanding

  Locate your Fund's NAV
   daily in The Wall Street
   Journal and other
   newspapers or call
   800-258-9232 for
   information.
   ---------------------------
                                          The price of the Fund's shares is
                                          based on its per share net asset value
                                          ("NAV"). The NAV for Class A and B
                                          shares of the Fund is determined and
                                          its shares are priced at the close of
                                          regular trading on the New York Stock
                                          Exchange (normally at 4 p.m. Eastern
                                          time) on days the Exchange is open.
                                          Your order will be priced at the next
                                          NAV calculated after your order is
                                          accepted by the Fund (plus any
                                          applicable sales charge).

                                          The Fund's securities are valued at
                                          current market prices except for debt
                                          obligations with remaining maturities
                                          of 60 days or less (which are valued
                                          at amortized cost). If market
                                          quotations are not available,
                                          securities will be valued by a method
                                          that the Board of Trustees believes
                                          accurately reflects fair value.

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES

                                                      MINIMUM INVESTMENTS    INITIAL INVESTMENT    SUBSEQUENT
                                                   Regular
                                                   (non-retirement)                      $1,000           $50
                                                   ----------------------------------------------------------
                                                   Retirement (IRA)                        $250           $50
                                                   ----------------------------------------------------------
                                                   Auto Invest Plan                        $100           $50

                                     All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

                                     The Fund may waive its minimum purchase
                                     requirement, and the Distributor may reject a purchase order, if the Distributor decides this is in the best interest of the Fund's shareholders. The Fund reserves the right to suspend or modify the continuous offering of its shares.
   You can purchase the
   Fund through the Pacific
   Capital Funds'
   Distributor or through
   brokers and other
   investment
   representatives,
   including an affiliate
   of Pacific Century,
   which may charge
   additional fees and may
   require higher minimum
   investments or impose
   other limitations on
   buying and selling
   shares. If you purchase
   shares through an
   investment
   representative, it is
   responsible for
   transmitting orders to
   the Distributor by the
   Fund's close of business
   and may have an earlier
   cut-off time for
   purchase and sale
   requests. Consult your
   investment
   representative or
   institution for specific
   information.

   -----------------------------------------------------------------------------

   AVOID 31% TAX WITHHOLDING

   The Fund must withhold 31% of your taxable dividends, capital gains distributions and redemptions if you have not provided the Fund your taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct tax identification number (social security number for most investors) on your account application.
   -----------------------------------------------------------------------------

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED

   INSTRUCTIONS FOR OPENING OR
   ADDING TO AN ACCOUNT

   BY REGULAR MAIL
   Initial Investment:

   If purchasing through your financial advisor or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases follow the instructions below.

   1. Carefully read, complete and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check, bank draft or money order payable to "Pacific Capital Funds" and include the name of the Fund on the check.

   3. Mail to: Pacific Capital Funds, PO Box 182130, Columbus, OH 43218-2130

   Subsequent Investments:

   1. Use the investment slip attached to your account statement.
     Or, if unavailable,

   2. Include the following information on a piece of paper:
      - Fund name
      - Share class
      - Amount invested
      - Account name
      - Account number
      Include your account number on your check.

   3. Mail investment slip and check to: Pacific Capital Funds, PO Box 182130, Columbus, OH 43218-2130

   BY OVERNIGHT SERVICE

   See instructions 1-2 above.

   3. Send to: Pacific Capital Funds,
      c/o BISYS Fund Services,
      Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

   BY ELECTRONIC PURCHASE

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. Your bank or broker may charge for this service.

   Establish the electronic purchase option on your account application or call 800-258-9232. Your account can generally be set up for electronic purchases within 15 days.

   Call 800-258-9232 to arrange a transfer from your bank account.

                                                      ELECTRONIC VS. WIRE
                                                      TRANSFER

                                                      Wire transfers allow
                                                      financial institutions to
                                                      send funds to each other,
                                                      almost instantaneously.
                                                      With an electronic
                                                      purchase or sale, the
                                                      transaction is made
                                                      through the Automated
                                                      Clearing House (ACH),
                                                      which may take up to
                                                      eight days to clear.
                                                      There is generally no fee
                                                      for ACH transactions.

                                                               QUESTIONS?
                                                          Call 800-258-9232 or
                                                            your investment
                                                            representative.

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED

   BY WIRE TRANSFER

   Please call 800-258-9232 for a confirmation number and instructions for returning your completed application. Follow the instructions below after receiving your confirmation number.

   For initial and subsequent investments:
   Instruct your bank to wire transfer your investment to:
   Huntington National Bank
   Routing Number: ABA #044000024
   DDA #01891797644

   Include:
   Your name
   Your confirmation number, your account number and the name of the Fund.

   AFTER INSTRUCTING YOUR BANK TO WIRE THE FUNDS, CALL 800-258-9232 TO TELL US THE AMOUNT BEING TRANSFERRED AND THE NAME OF YOUR BANK.

   AUTO INVEST PLAN

   You can make automatic investments in the Fund from your bank account, through payroll deduction, or from your federal employment, social security or other regular government checks. Automatic investments can be as little as $50, once you've invested the $100 minimum required to open the account.

   To invest regularly from your bank account:

   1) Complete the Auto Invest Plan portion of your Account Application. Make sure you note:
      J your bank name, address, and account number
      J the amount you want to invest automatically (minimum $50)
      J how often you want to invest (monthly or quarterly)

   2) Attach a voided personal check.

   To invest regularly from your pay check or government check:
   Call 800-258-9232 for an enrollment form.

   The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice. The Fund also reserves the right to reject any purchase or to suspend or modify the continuous offering of its shares.

   SHAREHOLDER INFORMATION


   SELLING YOUR SHARES

   INSTRUCTIONS FOR SELLING SHARES
                                   WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

                                   As a mutual fund shareholder, you are
                                   technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

                                   CONTINGENT DEFERRED SALES CHARGE

                                   When you sell Class B shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. (You will also pay a fee for Class A shares sold within one year of a purchase of $1 million or more.) These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" below for details.

You can sell your shares
at any time. Your sales
price will be the next NAV
after your sell order is
received by the Fund or
your investment
representative. Normally
you will receive your
proceeds within a week
after your request is
received.

   If selling shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

   BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

   Call 800-258-9232 with instructions as to how you want to receive your funds (mail, wire, electronic transfer). See "General Policies on Selling Shares" below.

   BY MAIL (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" BELOW.)

     1. Call 800-258-9232 to request redemption forms, or write a letter of instruction indicating:
        - your Fund and account number
        - amount you want to redeem
        - address where your check should be sent
        - account owner signature

     2. Mail to: Pacific Capital Funds, PO Box 182130, Columbus, OH 43218-2130

   BY OVERNIGHT SERVICE

     1. See instruction 1 above.

     2. Send to: Pacific Capital Funds, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219

   SHAREHOLDER INFORMATION


   SELLING YOUR SHARES
   CONTINUED

   WIRE TRANSFER

   You must select this option on your account application

   The Fund may charge a wire transfer fee. Note: Your financial institution may also charge a separate fee.

   Call 800-258-9232 to request a wire transfer. If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

   ELECTRONIC REDEMPTIONS

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   Note: Your bank may charge for this service.

   Call 800-258-9232 to request an electronic redemption.

   If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds will normally be credited within 8 days. Otherwise, it will normally take up to 9 days.

   AUTO WITHDRAWAL PLAN

   You can receive automatic payments from your Class A shares account on a monthly or quarterly basis. The minimum withdrawal is $100. To activate this feature:
     - Make sure you've checked the appropriate box on the account application. Or call 800-258-9232.
     - Include a voided personal check.
     - Your account must have a value of $5,000 or more to start withdrawals.
     - If the value of your account falls below $1,000, you may be asked to invest more to bring the account back to $1,000, or we may close your account and mail the proceeds to you.

                                                               QUESTIONS?
                                                          Call 800-258-9232 or
                                                            your investment
                                                            representative.

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES

   REDEMPTIONS IN
   WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. All requests for redemptions from individual retirement accounts ("IRAs") must be in writing.

   2. Redemption requests require a signature guarantee when:
     - You ask us to make the check payable to someone who is not the owner of the account
     - You ask us to mail the check to an address that is not the address on your account
     - You ask us to wire the proceeds to a commercial bank account that is not designated on your account application
     - The redemption proceeds exceed $50,000

   You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   TELEPHONE REDEMPTIONS

   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Because of these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Fund, the Transfer Agent, Pacific Century and/or the Distributor may be liable for losses due to unauthorized transactions.

   At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made an investment by check, you cannot receive any portion of the redemption proceeds on the same investment until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission ("SEC") in order to protect remaining shareholders.

   REDEMPTION IN KIND

   We reserve the right to make your redemption payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund's operations (for example, more than 1% of the Fund's net assets). If we deem it advisable for the benefit of all shareholders, you will receive securities equal in market value to your redemption price, net of any CDSC. When you convert these securities to cash, you will pay brokerage charges.

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES
   CONTINUED

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $250, we may ask you to increase your balance to the minimum investment amount. If it is still below $250 after 60 days, we may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   If you choose to receive distributions in cash and distribution checks are returned and marked as "undeliverable" or remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund. No interest is paid during the time the check is outstanding.

   DISTRIBUTION ARRANGEMENTS/SALES CHARGES

   This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Fund and ways to qualify for reduced sales charges. Certain qualified institutional buyers are eligible to purchase Class Y shares of the Fund. Class Y shares are offered by another prospectus which is available by calling 800-258-9232.

     TYPES OF CHARGES                     CLASS A                               CLASS B
     Sales Charge (Load)                  Front-end sales charge (at the        No front-end sales charge. You may
                                          time of your purchase); reduced       incur a contingent deferred sales
                                          sales charges are available.(1)       charge on shares redeemed within
                                                                                six years after purchase; shares
                                                                                automatically convert to Class A
                                                                                shares after 8 years.
     Distribution (12b-1) Fees            Subject to annual distribution        Subject to annual distribution
                                          fees of up to .75% of the Fund's      fees of up to 1.00% of the Fund's
                                          net assets.                           net assets.
     Fund Expenses                        Lower annual expenses then Class B    Higher annual expenses than Class
                                          shares.                               A shares.

   (1) You may incur a contingent deferred sales charge on shares sold within one year of a purchase of $1 million or more.

                                                               QUESTIONS?
                                                          Call 800-258-9232 or
                                                            your investment
                                                            representative.

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   CALCULATION OF SALES CHARGE
   CLASS A SHARES

   The Distributor sells Class A shares at their public offering price. This price includes the initial sales charge. Therefore, part of the money you pay for shares will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

   The current sales charge rates and commissions paid to investment representatives are as follows:

   FOR THE INTERNATIONAL STOCK FUND

                                        SALES CHARGE     SALES CHARGE     DEALER PAYMENT
                   YOUR                  AS A % OF         AS A % OF        AS A % OF
                INVESTMENT             OFFERING PRICE   YOUR INVESTMENT   OFFERING PRICE
      Up to $25,000                        5.25%             5.54%            4.73%
      ----------------------------------------------------------------------------------
      $25,000 up to $50,000                4.75%             4.99%            4.28%
      ----------------------------------------------------------------------------------
      $50,000 up to $100,000               4.25%             4.44%            3.83%
      ----------------------------------------------------------------------------------
      $100,000 up to $250,000              3.75%             3.90%            3.38%
      ----------------------------------------------------------------------------------
      $250,000 up to $500,000              3.25%             3.36%            2.93%
      ----------------------------------------------------------------------------------
      $500,000 up to $1,000,000            2.75%             2.83%            2.48%
      ----------------------------------------------------------------------------------
      $1,000,000 and above(1)              0.00%             0.00%            0.00%

   (1) You will pay a contingent deferred sales charge (CDSC) on these shares of up to 1.00% of the purchase price if you redeem them in the first year after purchase. The Distributor will base this charge on the lower of your cost for the shares or their NAV at the time of sale. The CDSC does not apply to reinvested distributions.

   The Distributor pays securities dealers from its own resources up to 1.00% of the offering price of Class A shares of the Fund for individual sales of $1 million to $5 million and 0.50% of the offering price of Class A shares of the Fund for individual sales over $5 million.

   The Distributor reserves the right to pay the entire sales charge to dealers. In addition to the compensation paid to investment representatives, the Distributor may provide promotional incentives in the form of travel expenses, lodging and bonuses to licensed individuals who sell shares of the Fund, as well as vacation trips (including lodging at luxury resorts), tickets to entertainment events and merchandise. In some instances, the Distributor will make this compensation available only to certain dealers whose representatives have sold a significant amount of such shares. Neither the Fund nor its shareholders pay this promotional compensation.

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

                                                                    YEARS          CDSC AS A % OF
                                                                    SINCE           DOLLAR AMOUNT
                                                                  PURCHASE        SUBJECT TO CHARGE
                                                                     0-1                5.00%
                                                                     1-2                4.00%
                                                                     2-3                3.00%
                                                                     3-4                3.00%
                                                                     4-5                2.00%
                                                                     5-6                1.00%
                                                                 more than 6            None

   CALCULATION OF SALES CHARGES
   CLASS B SHARES
   The Distributor sells Class B
   shares at NAV, without any
   up-front sales charge.
   Therefore, all the money you
   invest is used to purchase
   Fund shares. However, if you
   sell your Class B shares of
   the Fund before the sixth
   anniversary of purchase, you
   will have to pay a contingent
   deferred sales charge at the
   time of sale. The CDSC will be
   based on the lower of the NAV
   at the time of purchase or the
   NAV at the time of sale
   according to the schedule to
   the right. There is no CDSC on
   reinvested dividends or
   distributions. Imposition of
   the CDSC and the distribution
   fee on Class B shares is
   limited by the NASD
   asset-based sales charge rule.

   If you sell some but not all of your Class B shares, we will first redeem certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) followed by shares subject to the lowest CDSC (typically shares you have held for the longest time).
   CONVERSION FEATURE -- CLASS B SHARES
    - Your Class B shares automatically convert to Class A shares of the Fund eight years after the end of the month of purchase. The dollar value of Class A shares you receive will equal the dollar value of the B shares converted.
    - After conversion, your shares will be subject to the lower distribution fees charged on Class A shares, which will increase your investment return.
    - You will not pay any sales charge, fees or taxes when your shares convert.
    - If you purchased Class B shares of the Fund which you exchanged for Class B shares of another Pacific Capital Fund, or vice versa, we will calculate your holding period from the time of your original purchase of Class B shares.

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   SALES CHARGE
   REDUCTIONS
   You may qualify for reduced sales charges under the following circumstances.

    - LETTER OF INTENT. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 3% of the total amount you intend to purchase with your letter of intent.

    - RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

    - COMBINATION PRIVILEGE. You can combine accounts of multiple Pacific Capital Funds or accounts of immediate family household members (spouse and children under 21) to reduce sales charges. Reduced prices are also available for investors who are members of certain qualified groups.

   SALES CHARGE WAIVERS
   CLASS A SHARES

   The following qualify for waivers of sales charges:

    - Current and retired trustees, directors, employees, and family members of the Trust, Pacific Century and its affiliates or any other organization that provides services to the Trust.

    - Investors for whom Pacific Century or one of its affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity (except those investors for whom Pacific Century Investment Services provides custodial services).

    - Investors who purchase shares of the Fund through a retirement related payroll deduction plan, a 401(k) plan, a 403(b) plan, or a similar plan which by its terms permits purchases of shares.

    - Other investment companies distributed by the Distributor.

    - Investors who purchase shares with the proceeds from the recent redemption of shares of any non-money market mutual fund with a front-end or back-end sales charge of equal or greater value.

     REINSTATEMENT PRIVILEGE

     If you have sold Class A or B shares of the Fund and decide to reinvest in the Fund within a 120 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 120 days of the date your instructions to sell were processed.

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   CLASS B SHARES

   The Distributor will waive the CDSC under certain circumstances, including the following:

    - If the redemption follows the death or disability of a shareholder (or both shareholders in the case of joint accounts).

    - If the redemption is made under an automatic withdrawal plan after the participant reaches age 59 1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request).

    - If the redemption represents the minimum required distribution from a retirement plan.

    - If the shares being redeemed were purchased with reinvested dividends and distributions.

   DISTRIBUTION (12B-1) FEES

   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than paying other types of sales charges.

    - The 12b-1 fees paid by the Fund vary by share class as follows:

      1. Class A shares pay a 12b-1 fee of up to .75% of the average daily net assets of the Fund.

      2. Class B shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B shares to be higher and dividends to be lower than for Class A shares.

    - The higher 12b-1 fee on Class B shares, together with the CDSC, help the Distributor sell Class B shares without an "up-front" sales charge. In particular, these fees help the Distributor cover the cost of advancing brokerage commissions to investment representatives.

    - The Distributor may use up to .25% of the 12b-1 fee for shareholder servicing and up to .75% for distribution.

   Until further notice, the Distributor voluntarily intends to waive a portion of its 12b-1 fee, so that the fee payable by the Fund will not exceed .25% of the average daily net asset value attributable to the Fund's Class A shares on an annual basis.

   SHAREHOLDER INFORMATION


   EXCHANGING YOUR SHARES
   You can exchange your
   shares in the Fund for
   shares of the same class of
   another Pacific Capital
   Fund, usually without
   paying additional sales
   charges (see "Notes"
   below). Class A
   shareholders may also
   exchange their shares for
   service class shares of
   other investment companies
   for which Pacific Century
   serves as investment
   adviser. These are the
   Pacific Capital Cash Assets
   Trust, the Pacific Capital
   Tax-Free Cash Assets Trust
   and the Pacific Capital
   U.S. Government Securities
   Cash Assets Trust. No
   transaction fees are
   charged for exchanges.
   You must meet the minimum
   investment requirements for
   the fund into which you are
   exchanging.
                                            Exchanges from one Pacific Capital
                                            Fund to another are taxable. You can
                                            make exchanges by sending a written
                                            request to Pacific Capital Funds, PO
                                            Box 182130, Columbus OH 43218-2130,
                                            or by calling 800-258-9232. Please
                                            provide the following information:
                                              - Your name and telephone number
                                              - The exact name on your account
                                                and account number
                                              - Taxpayer identification number
                                                (usually your social security
                                                number)
                                              - Dollar value or number of shares
                                                you are exchanging
                                              - The name of the Pacific Capital
                                                Fund from which the exchange is
                                                to be made
                                              - The name of the Pacific Capital
                                                Fund into which the exchange is
                                                being made

                                            See "Selling Your Shares" for
                                            important information about
                                            telephone transactions.
                                            To prevent disruption in the
                                            management of the Fund due to market
                                            timing strategies, exchange activity
                                            may be limited to four substantive
                                            exchanges within one calendar year
                                            period. The Fund may also refuse any
                                            exchange order.

   NOTES ON EXCHANGES
     - When exchanging from a Fund
       that has no sales charge or a
       lower sales charge to a fund
       with a higher sales charge,
       you will pay the difference.
     - The registration and tax
       identification numbers of the
       two accounts must be
       identical.
     - The Exchange Privilege may be
       changed or eliminated at any
       time after a 60-day notice to
       shareholders.
     - Be sure to read carefully the
       Prospectus of any Fund or
       other investment company into
       which you wish to exchange
       shares.

   SHAREHOLDER INFORMATION


   DIVIDENDS, DISTRIBUTIONS AND TAXES

   DIVIDENDS AND DISTRIBUTIONS

   The Fund's net investment income is paid to its shareholders quarterly. Its net capital gains are distributed to shareholders annually. Dividends payable on Class A shares of the Fund are more than on Class B shares because Class B shares have higher distribution expenses.

   We automatically reinvest all income dividends and capital gains distributions on Fund shares in additional shares of the same Fund and Class on the ex-dividend date unless you request otherwise in writing to the Transfer Agent (at least 15 days prior to the distribution). The Distributor does not charge any fees or sales charges on reinvestments. You may elect to receive your dividends/distributions in cash either by check sent to your address or by wire to your bank account.

   The value of your shares will be reduced by the amount of dividends and distributions. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

   TAXES

   Dividends are taxable as ordinary income. Taxes on capital gains distributed by the Fund vary with the length of time the Fund has held the security -- not how long you have been invested in the Fund.

   Dividends generally are taxable in the year in which they are paid, even if they appear on your account statement the following year. Dividends and distributions are treated the same for federal income tax purposes whether you receive them in cash or in additional shares.

   You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   An exchange of shares is considered a sale, and any related gains may be subject to federal and state taxes.

   Foreign shareholders may be subject to special withholding requirements. A penalty is charged on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

   The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders.

   HAWAII TAX INFORMATION

   Dividends and distributions made by the Fund to Hawaii residents will generally be treated for Hawaii income tax purposes in the same manner as they are treated for federal income tax purposes.

   If you are not a Hawaii resident you should not be subject to Hawaii income taxation on dividends and distributions made by the Fund, but you will be subject to taxes of other states and localities.

For more information about the Pacific Capital Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

The Fund's annual and semi-annual reports to shareholders contain detailed information on the Fund's investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Pacific Capital Funds, including operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI, or request other information and discuss your questions about the Funds, by contacting the Bank of Hawaii or a broker that sells the Funds. Or contact us at:

                            PACIFIC CAPITAL FUNDS

                            3435 STELZER ROAD

                            COLUMBUS, OHIO 43219

                            TELEPHONE: 1-800-258-9232

You can review the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can also get copies:

- For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

- Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-7454.

PCP 0029